EXHIBIT 10.2

YUME, INC.

AMENDED AND RESTATED 2004 STOCK PLAN

(As Amended Through August 24, 2012)

1.                                Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.  Stock Purchase Rights may also be granted under the Plan. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to this Plan which do not qualify for exemption under Rule 701 or Section 25102(o) of the California Corporations Code.  Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply if the Administrator so provides.

2.                                     Definitions. As used herein, the following definitions shall apply:

(a)                             “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b)                             “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

(c)                                 “Board” means the Board of Directors of the Company.

(d)                             “Change in Control” means the occurrence of any of the following events, subject in all respects to the limitations set forth below:

(i)                                  the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation); or

(ii)                               the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets in a single transaction; or

(iii)                             if, after the Company’s Common Stock becomes registered under the Securities Act and publicly traded on a national securities exchange or Nasdaq (“Publicly Listed”), any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities (for clarity, this clause (iii) shall not apply until such time as the Company’s Common Stock is Publicly Listed, and provided further that this clause (iii) shall not apply with respect to any issuance or change in the beneficial ownership of the securities of the Company in connection with the Company’s initial public offering under the Securities Act).

Provided, however, that notwithstanding anything else to the contrary herein, prior to the Company’s Common Stock being Publicly Listed, no such transaction set forth in clause (i) or (ii) above shall constitute a Change in Control unless the proceeds of such transaction and all other remaining assets of the Company legally available for distribution have been distributed to the Company’s stockholders in accordance with Section 3 of Article V of the Company’s Certificate of Incorporation, as may be amended from time to time.  In addition, notwithstanding anything else to the contrary herein, in no event shall any of the following constitute a Change in Control: (i) any issuance or change in the beneficial ownership of the securities of the Company involving a financing or public offering, (ii) a transaction effected to change the state of the Company’s incorporation, or (iii) a transaction effected to create a holding company that shall be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(e)                              “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(f)                               “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(g)                              “Common Stock” means the Common Stock of the Company.

(h)                              “Company” means YuMe, Inc., a Delaware corporation.

(i)                                  “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(j)                                 “Director” means a member of the Board.

(k)                              “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(l)                                 “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(m)                            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)                             “Exchange Program” means a program under which (a) outstanding Options are surrendered or cancelled in exchange for Options of the same type (which may have lower exercise prices and different terms), Options of a different type, and/or cash, and/or (b) the exercise price of an outstanding Option is reduced. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.

(o)                             “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal (or such other source as the Administrator deems reliable);

2

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination as reported in The Wall Street Journal (or any newspaper or other source as the Administrator deems reliable); or

(iii)                             In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(p)                             “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(q)                                “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(r)                                   “Option” means a stock option granted pursuant to the Plan.

(s)                               “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(t)                                   “Optioned Stock” means the Common Stock subject to an Option or a Stock Purchase Right.

(u)                                “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(v)                             “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(w)                              “Plan” means this 2004 Stock Plan, as may be amended from time to time.

(x)                                “Restricted Stock” means Shares issued pursuant to a Stock Purchase Right or Shares of restricted stock issued pursuant to an Option.

(y)                             “Restricted Stock Purchase Agreement” means a written or electronic agreement between the Company and the Optionee evidencing the terms and restrictions applying to Shares purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the notice of grant.

(z)                              “Securities Act” means the Securities Act of 1933, as amended.

(aa)                      “Service Provider” means an Employee, Director or Consultant.

(bb)                         “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 below.

(cc)                           “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 11 below.

3

(dd)                      “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.                                Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be subject to Options or Stock Purchase Rights and sold under the Plan is 40,762,306 Shares.  The Shares may be authorized but unissued, or reacquired Common Stock.  If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or is otherwise cancelled or forfeited, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).  However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.  In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of Incentive Stock Options exceed 407,623,060 Shares (adjusted in proportion to any adjustments under Section 13 hereof) over the term of the Plan.

4.                                     Administration of the Plan.

(a)                             Administrator. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

(b)                             Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)                                   to determine the Fair Market Value;

(ii)                                to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

(iii)                             to determine the number of Shares to be covered by each such award granted hereunder;

(iv)                            to approve forms of agreement for use under the Plan;

(v)                              to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)                            to institute an Exchange Program;

(vii)                        to prescribe, amend, modify and rescind or terminate rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

4

(viii)                     to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(ix)                           to construe and interpret the terms of the Plan, Options and Restricted Stock granted pursuant to the Plan; and

(x)                              make all other determinations necessary or advisable for the administration of this Plan.

(c)                              Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.  Unless in contravention of any express terms of this Plan or Option Agreement or Restricted Stock Purchase Agreement, any determination made by the Committee with respect to any Award will be made in its sole discretion either (i) at the time of grant of the Award, or (ii) subject to Section 6(c) hereof, at any later time.

5.                                     Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

6.                                     Limitations.

(a)                             Incentive Stock Option Limit. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)                             At-Will Employment. Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause, and with or without notice.

(c)                              Modification, Extension, Renewal. The Administrator may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of an Optionee, impair any of such Optionee’s rights under any Option previously granted.  Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.  Subject to Section 6(a) hereof, the Committee may reduce the exercise price of outstanding Options without the consent of Optionees by a written notice to them; provided, however, that the exercise price

5

may not be reduced below the minimum exercise price that would be permitted under Section 9 hereof for Options granted on the date the action is taken to reduce the exercise price.

7.                                Term of Plan. Subject to stockholder approval in accordance with Section 19, the Plan shall become effective upon its adoption by the Board.  Unless sooner terminated under Section 15, it shall continue in effect for a term of ten (10) years from the later of (i) the effective date of the Plan, or (ii) the earlier of the most recent Board or stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.

8.                                Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.                                     Option Exercise Price and Consideration.

(a)                             Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i)                                  In the case of an Incentive Stock Option granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(i)                                  In the case of an Option (either an Incentive Stock Option or a Nonstatutory Stock Option) to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii)                            Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above in accordance with and pursuant to a transaction described in Section 424 of the Code.

(b)                             Forms of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant).  Such consideration may consist of, without limitation, (1) cash, (2) check, (3) promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid (x) imputation of income under Sections 483 and 1274 of the Code and (y) variable accounting treatment under Financial Accounting Standards Board Interpretation No. 44 to APB No. 25; provided, however, that Optionees who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the exercise price, equal to the par value of the Shares must be paid in cash or other legal consideration permitted by Delaware General Corporation Law, (4) other Shares, provided Shares acquired directly from the Company (x) have been owned by the Optionee, and not subject to a substantial risk of forfeiture, for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise

6

price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, (6) by waiver of compensation due or accrued to the Optionee from the Company for services rendered, (7) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists: (x) through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or (y) through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company or (8) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

10.                              Exercise of Option.

(a)                             Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised and payment of any applicable taxes due at the time of exercise.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

(b)                             Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider (for any reason other than death or Disability), such Optionee may exercise his or her Option within thirty (30) days of termination, or such longer period of time as specified in the Option Agreement or as determined by the Administrator (with any exercise beyond three (3) months after termination deemed to be a Nonstatutory Stock Option) but, in any event, no later than the expiration date of the Option, to the extent that the Option is vested on the date of termination or as determined by the Administrator.  Unless the Administrator provides otherwise, if on the date of termination the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

7

(c)                              Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within six (6) months of termination, or such longer period of time as specified in the Option Agreement or as determined by the Administrator (with any exercise beyond twelve (12) months after the termination as a result of the Optionee’s Disability deemed to be a Nonstatutory Stock Option) but in any event no later than the expiration date of the Option, to the extent the Option is vested on the date of termination or as determined by the Administrator. Unless the Administrator provides otherwise, if on the date of termination the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)                             Death of Optionee. If an Optionee dies while a Service Provider (or dies within three (3) months after a termination other than for cause), the Option may be exercised within six (6) months following Optionee’s death, or such longer period of time as specified in the Option Agreement or as determined by the Administrator, with any exercise beyond twelve (12) months after death deemed to be a Nonstatutory Stock Option) but in any event no later than the expiration date of the Option, to the extent that the Option is vested on the date of death or as determined by the Administrator by the Optionee’s designated beneficiary, provided such beneficiary has been designated prior to Optionee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee’s estate or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.  If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)                                 Leaves of Absence.

(i) Unless the Administrator provides otherwise, vesting of Options granted hereunder to officers and Directors shall be suspended during any unpaid leave of absence.

(ii) A Service Provider shall not cease to be an Employee in the case of (A) any leave of absence approved by the Company or (B) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.

(iii) For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

11.                              Stock Purchase Rights.

(a)                             Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be

8

paid, and the time within which such person must accept such offer. The terms of the offer shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person.  If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Administrator.

(b)                             Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable within 90 days of the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or disability).  Unless the Administrator provides otherwise, the purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company.

(c)                              Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)                             Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

12.                         Limited Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee.  If the Administrator in its sole discretion makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) to family members (within the meaning of Rule 701 of the Securities Act) through gifts or domestic relations orders, as permitted by Rule 701 of the Securities Act.

13.                              Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)                             Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Option or Stock Purchase Right; provided, however, that the Administrator shall make such adjustments to the extent required by Section 25102(o) of the California Corporations Code.

9

(b)                             Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(c)                              Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation in a merger or Change in Control refuses to assume or substitute for the Option or Stock Purchase Right, then the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change in Control, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of time as determined by the Administrator, and the Option or Stock Purchase Right shall terminate upon expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share subject to the Option or Stock Purchase Right immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of common stock in the merger or Change in Control.

14.                         Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

15.                              Amendment and Termination of the Plan.

(a)                             Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)                                Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)                              Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

10

16.                              Conditions Upon Issuance of Shares.

(a)                             Legal Compliance. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.  Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (ii) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable.  The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

(b)                             Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Administrator may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c)                              Withholding Taxes.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.  Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

17.                         Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.                         Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19.                         Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

20.                               Information to Optionees. If the Company is relying on the exemption from registration under Section 12(g) of the Exchange Act pursuant to Rule 12h-1(f)(1) promulgated under the Exchange Act, then the Company shall provide the Required Information (as defined below) in the manner required by Rule 12h-1(f)(1) to all Optionees every six months until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or is no longer relying on the exemption pursuant to Rule 12h-1(f)(1); provided, that, prior to receiving access to the Required Information the Optionee must agree to keep the Required Information confidential pursuant to a written  agreement in the form provided by the Company.  For purposes of this Section 20, “Required Information” means the information described in Rules 701(e)(3), (4) and (5) under the Securities Act, with the financial statements being as of a date not more than 180 days before the sale of securities to which it relates.

11

APPENDIX A

YUME, INC.

AMENDED AND RESTATED 2004 STOCK PLAN

(As Amended Through August 24, 2012)

ADDITIONAL TERMS AND CONDITIONS FOR EMPLOYEES RESIDENT IN INDIA

The additional terms and conditions detailed below are to be read in conjunction with the Plan and the Option Agreement. Any terms and provisions not specifically defined below for Employees subject to the laws of India will have the same meaning as defined in the Plan and the Option Agreement.

1.                                Definitions. Notwithstanding the provisions of the Plan, the following definitions will have the meaning given to them for Options granted to employees of the Company resident in India.

(a)                             “FEMA” means the Foreign Exchange Management Act, 1999 of India, the rules and regulations notified thereunder and any amendments thereto. The restrictions under FEMA, as referred to in this Appendix A and as existing on the effective date of this Appendix A, will be read to include the amendments made to FEMA subsequent to the effective date of this Appendix A and will be deemed to have always included such amendments.

(b)                             “Indian Subsidiary” for the purpose of this Appendix A, means Yume Holdings, Inc. for so long as the holding-subsidiary relationship exists between Yume, Inc. and Yume Holdings, Inc., as per the provisions of section 4 of the Indian Companies Act, 1956.

2.                                Purpose. The purpose of this Appendix A is to establish certain rules applicable to Shares which may be granted under the Plan from time to time to Employees of the Indian Subsidiary, who are residents of the Republic of India, in compliance with the exchange control, securities and other Applicable Laws currently in force in India. Except as otherwise provided by this Appendix A, all Options and Shares issued pursuant thereto under this Appendix A shall be governed by the terms of the Plan. In the event of a conflict between the provisions of the Plan and the provisions of this Appendix A, the provisions of this Appendix A shall prevail.

3.                                Consideration. Except as otherwise provided below, payment of the exercise price for the number of Shares being purchased pursuant to any Option will be made (i) in cash, by check or cash equivalent, (ii) pursuant to a cashless exercise program implemented by the Company in connection with the Plan, (iii) by such other consideration as may be approved by the Administrator from time to time to the extent permitted by Applicable Laws, or (iv) by any combination thereof. Notwithstanding the foregoing, the above procedures will be subject to compliance with the applicable regulations under FEMA.

4.                                Eligibility. Notwithstanding the provisions of the Plan, Options granted to residents of India may only be granted to Employees who are, on the date of grant, “resident” in India in accordance with the provisions of FEMA and satisfy the provisions in Section 5 of the Plan regarding eligibility, as applicable. Consultants resident in India will not be eligible to receive Options under this Appendix A. All Options granted pursuant to this Appendix A will be Nonstatutory Stock Options.

Options may be granted to Employees in accordance with the terms of the Plan and

1

this Appendix A to the Plan as the Administrator deems appropriate; provided, however the per share exercise price for the Shares to be issued upon exercise of an Option granted pursuant to this Appendix A shall be such price as is determined by the Administrator, in its sole discretion. In determining which Employees may be granted Options and for determining the quantum of Options to be granted, the Administrator will take into account whether Options will provide additional incentive to Employees, whether such Options will promote the success of the Company’s business, the potential for future contribution to the Company and the Indian Subsidiary, integrity, number of employment years and any other factor(s) as deemed appropriate by the Administrator.

5.                                Standard Form of Option Agreement. Unless otherwise provided by the Administrator at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the Option Agreement approved by the Administrator concurrently and to be used in conjunction with the adoption of this Appendix A.

6.                                Currency Exchange Rates. Except as otherwise determined by the Administrator, all monetary values under this Appendix A including, without limitation, the Fair Market Value per Share and the exercise price shall be stated in United States Dollars. Any changes or fluctuations in the exchange rate at which amounts paid by an Optionee in currencies other than United States Dollars are converted into United States Dollars or amounts paid to an Optionee in United States Dollars are converted into currencies other than United States Dollars shall be borne solely by the Optionee.

7.                                Recovery of Fringe Benefit from the Optionee. The Administrator shall have the right to recover from an Optionee the fringe benefit tax whether paid or payable by the Company or the Indian Subsidiary arising on account of allotment of Shares upon the exercise of Options by an Optionee.

8.                                Compliance With Law. In addition to the requirements set forth in the Plan, the grant of Shares pursuant to this Appendix A and the issuance of Shares upon exercise of the right to purchase shall be subject to compliance with all Applicable Laws of the Republic of India.

2

YUME, INC.

2004 STOCK PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Company’s Amended and Restated 2004 Stock Plan, as amended from time to time (the “Plan”) shall have the same defined meanings in this Stock Option Agreement.

I.                                        NOTICE OF STOCK OPTION GRANT

Name:

Address:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	☐ Incentive Stock Option
☐ Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

Twenty-five percent (25%) of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and 1/48th of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider through each such date.

Termination Period:

This Option shall be exercisable for 90 days after Optionee ceases to be a Service Provider (other than due to death or Disability).  Upon Optionee’s death or Disability, this Option may be exercised for one (1) year after Optionee ceases to be a Service Provider.  In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.                                   AGREEMENT

1.                                      Grant of Option.  The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).  Upon certain dispositions of this Option, it may be treated as an NSO as described in Section 9(b) hereof and the Plan.

2.                                      Exercise of Option.

(a)                                 Right to Exercise.  This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b)                                 Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares and applicable taxes, if any.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price and applicable taxes, if any.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3.                                      Optionee’s Representations.

(a)                                 Investment Representation Statement.  In the event the Shares have not been registered under the Securities Act at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.                                      Lock-Up Period.  Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions,

2

including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.  The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.  The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.  Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section.

5.                                      Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)                                 cash or check;

(b)                                 consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

(c)                                  surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Optionee, and not subject to a substantial risk of forfeiture, for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

(d)                                 provided that a public market for the Company’s stock exists: (x) through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or (y) through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company.

6.                                      Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7.                                      Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

3

8.                                      Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9.                                      Tax Obligations.

(a)                                 Withholding Taxes.  Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise.  Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b)                                 Notice of Disqualifying Disposition of ISO Shares.  If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition.  Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

10.                               Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.  This agreement is governed by the internal substantive laws but not the choice of law rules of California.

11.                               No Guarantee of Continued Service.  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

12.                               Acceptance.

(a)                                 Terms and Conditions; Tax Risk.  Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  The Exercise Price has been determined by the Administrator based upon the best evidence available to the Administrator and is intended to equal the Fair Market Value of the Shares as of the date of grant, or in some cases 110% of Fair Market Value, as required by the Code.  However, the tax treatment of this Option is not guaranteed.  Neither the Company, the Administrator nor any of their designees shall be liable for any taxes, penalties or other monetary amounts owed by any Optionee, employee, beneficiary or other person as a result of the grant, amendment, modification, exercise and/or payment of, or under, any Option, notwithstanding any challenge made to the determination of Fair Market Value by any taxing authority.   By accepting this Option, Optionee acknowledges and agrees to the foregoing.  Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

4

IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed by its duly authorized representative and Optionee has executed this Option Agreement, effective as of the Date of Grant.

OPTIONEE	YUME, INC.

Signature	By

Print Name	Print name

Title

Residence Address

5

EXHIBIT A

2004 STOCK PLAN

EXERCISE NOTICE

YUME, INC.

1204 Middlefield Road

Redwood City, CA 94063

Attention: Chief Financial Officer

1.                                      Exercise of Option.  Effective as of today,                   , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                    shares of the Common Stock (the “Shares”) of YuMe, Inc. (the “Company”) under and pursuant to the Amended and Restated 2004 Stock Plan, as amended from time to time (the “Plan”) and the Stock Option Agreement dated                        (the “Option Agreement”).

2.                                      Deliveries by Optionee.  Optionee herewith delivers to the Company: (i) the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option; and (ii) an executed Investment Representation Statement.

3.                                      Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.                                      Rights as Shareholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5.                                      Company’s Right of First Refusal.  Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a)                                 Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)                                 Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder,

1

elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)                                  Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)                                 Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)                                  Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)                                   Exception for Certain Family Transfers.  Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g)                                  Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6.                                      Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7.                                      Restrictive Legends and Stop-Transfer Orders.

(a)                                 Legends.  Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

2

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)                                 Stop-Transfer Notices.  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.                                      Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9.                                      Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.                               Governing Law; Severability.  This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of California.  If any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice will continue in full force and effect.

3

11.                               Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, the Option Agreement, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:
OPTIONEE	YUME, INC.

Signature	By

Print Name	Title

Address:	Address:

Date Received

4

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	YUME, INC.

SECURITY:	COMMON STOCK

AMOUNT:	SHARES

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a)                                 Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.  In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.  Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

(c)                                  Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold

1

during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)                                 Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

OPTIONEE

Signature

Date:

2

YUME, INC.

2004 STOCK PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Company’s Amended and Restated 2004 Stock Plan, as amended from time to time (the “Plan”) shall have the same defined meanings in this Stock Option Agreement.

I.                                        NOTICE OF STOCK OPTION GRANT

Name:

Address:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:                                                                                                                                                         Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

Twenty-five percent (25%) of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and 1/48th of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider through each such date.

Termination Period:

This Option shall be exercisable for 90 days after Optionee ceases to be a Service Provider (other than due to death or Disability).  Upon Optionee’s death or Disability, this Option may be exercised for one (1) year after Optionee ceases to be a Service Provider.  In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.                                   AGREEMENT

1.                                      Grant of Option.  The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).  Upon certain dispositions of this Option, it may be treated as an NSO as described in Section 9(b) hereof and the Plan.

2.                                      Exercise of Option.

(a)                                 Right to Exercise.  This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b)                                 Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares and applicable taxes, if any.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price and applicable taxes, if any.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3.                                      Optionee’s Representations.

(a)                                 Investment Representation Statement.  In the event the Shares have not been registered under the Securities Act at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.                                      Lock-Up Period.  Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the

2

publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.  The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.  The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.  Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section.

5.                                      Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)                                 cash or check;

(b)                                 consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

(c)                                  surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Optionee, and not subject to a substantial risk of forfeiture, for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

(d)                                 provided that a public market for the Company’s stock exists: (x) through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or (y) through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company.

6.                                      Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7.                                      Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

3

8.                                      Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9.                                      Tax Obligations.

(a)                                 Withholding Taxes.  Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise.  Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b)                                 Notice of Disqualifying Disposition of ISO Shares.  If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition.  Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

10.                               Acknowledgments.

(a)                                 Optionee acknowledges receipt of a copy of the Plan and Appendix A thereto and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Optionee has reviewed the Plan (including any applicable appendixes or sub-plans thereunder) and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

(b)                                 The Company (and not the Optionee’s employer) is granting the Option.  The Company shall administer the Plan from outside Optionee’s country of residence and that United States of America law along with FEMA and other applicable Indian laws shall govern all Options granted under the Plan.

(c)                                  That benefits and rights provided under the Plan and Appendix A thereto are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments.  The benefits and rights provided under the Plan and Appendix A thereto are not to be considered part of Optionee’s salary or compensation for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind.  Optionee waives any and all rights to compensation or damages as a result of the termination of employment with the Company for any reason whatsoever insofar as those rights result or may result from:

(i)                                     the loss or diminution in value of such rights under the Plan and the Appendix A, or

(ii)                                  Optionee ceases to have any rights under, or ceases to be entitled to any rights under the Plan and Appendix A thereto as a result of such termination.

4

(d)                                 The grant of the Option, and any future grant of Options under the Plan is entirely voluntary, and at the complete discretion of the Company.  Neither the grant of the Option nor any future grant of an Option by the Company shall be deemed to create any obligation to grant any further Options, whether or not such a reservation is explicitly stated at the time of such a grant.  The Company has the right, at any time to amend, suspend or terminate the Plan and Appendix A thereto.

(e)                                  The Plan shall not be deemed to constitute, and shall not be construed by Optionee to constitute, part of the terms and conditions of employment, and that the Company shall not incur any liability of any kind to Optionee as a result of any change or amendment, or any cancellation, of the Plan at any time.

(f)                                   Participation in the Plan shall not be deemed to constitute, and shall not be deemed by Optionee to constitute, an employment or labor relationship of any kind with the Company.

(g)                                  By entering into this Option Agreement, and as a condition of the grant of the Option, Optionee consents to the collection, use, and transfer of personal data as described in this subsection to the full extent permitted by and in full compliance with Applicable Laws.

(i)                   Optionee understands that the Company and its Subsidiaries hold certain personal information about the Optionee, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in Optionee’s favor, for the purpose of managing and administering the Plan (“Data”).

(ii)                Optionee further understands that the Company and/or its Subsidiaries shall transfer Data among themselves as necessary for the purposes of implementation, administration, and management of Optionee’s participation in the Plan, and that the Company and/or its Subsidiary may each further transfer Data to any third parties assisting the Company in the implementation, administration, and management of the Plan  (“Data Recipients” ).

(iii)             Optionee understands that these Data Recipients may be located in Optionee’s country of residence or elsewhere, such as the United States.  Optionee authorizes the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Optionee’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Shares on Optionee’ s behalf, to a broker or third party with whom the Shares acquired on exercise may be deposited.

(iv)            Optionee understands that Optionee may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw Optionee’s consent herein in writing by contacting the Company.  Optionee further understands that withdrawing consent may affect Optionee’s ability to participate in the Plan.

(h)                                 Optionee has received the terms and conditions of this Option Agreement and any other related communications, and Optionee consents to having received these documents in English.

11.                               Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s

5

interest except by means of a writing signed by the Company and Optionee.  This agreement is governed by the internal substantive laws but not the choice of law rules of California.

12.                               No Guarantee of Continued Service.  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

12.                               Acceptance.

(a)                                 Terms and Conditions; Tax Risk.  Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  The Exercise Price has been determined by the Administrator based upon the best evidence available to the Administrator and is intended to equal the Fair Market Value of the Shares as of the date of grant, or in some cases 110% of Fair Market Value, as required by the Code.  However, the tax treatment of this Option is not guaranteed.  Neither the Company, the Administrator nor any of their designees shall be liable for any taxes, penalties or other monetary amounts owed by any Optionee, employee, beneficiary or other person as a result of the grant, amendment, modification, exercise and/or payment of, or under, any Option, notwithstanding any challenge made to the determination of Fair Market Value by any taxing authority.   By accepting this Option, Optionee acknowledges and agrees to the foregoing.  Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

6

IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed by its duly authorized representative and Optionee has executed this Option Agreement, effective as of the Date of Grant.

OPTIONEE	YUME, INC.

Signature	By

Print Name	Print name

Title

Residence Address

7

EXHIBIT A

2004 STOCK PLAN

EXERCISE NOTICE

YUME, INC.

1204 Middlefield Road

Redwood City, CA 94063

Attention: Chief Financial Officer

1.                                      Exercise of Option.  Effective as of today,                           , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                    shares of the Common Stock (the “Shares”) of YuMe, Inc. (the “Company”) under and pursuant to the Amended and Restated 2004 Stock Plan, as amended from time to time (the “Plan”) and the Stock Option Agreement dated                      (the “Option Agreement”).

2.                                      Deliveries by Optionee.  Optionee herewith delivers to the Company: (i) the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option; and (ii) an executed Investment Representation Statement.

3.                                      Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.                                      Rights as Shareholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5.                                      Company’s Right of First Refusal.  Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a)                                 Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)                                 Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)                                  Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)                                 Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)                                  Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)                                   Exception for Certain Family Transfers.  Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g)                                  Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6.                                      Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7.                                      Restrictive Legends and Stop-Transfer Orders.

(a)                                 Legends.  Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

2

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)                                 Stop-Transfer Notices.  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.                                      Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9.                                      Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.                               Governing Law; Severability.  This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of California.  If any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice will continue in full force and effect.

3

11.                               Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, the Option Agreement, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:
OPTIONEE	YUME, INC.

Signature	By

Chief Executive Officer
Print Name	Title

Address:	Address:
1204 Middlefield Road,
Redwood City, CA 94063

Date Received

4

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:	«Name»

COMPANY:	YUME, INC.

SECURITY:	COMMON STOCK

AMOUNT:	SHARES

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a)                                 Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.  In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.  Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

(c)                                  Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold

1

during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)                                 Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

OPTIONEE

Signature

Date:

2

YUME, INC.

2004 STOCK PLAN

FRENCH STOCK OPTION

AGREEMENT

The following terms and conditions will apply in the case of grants to French residents and to those individuals who are otherwise subject to the laws of France.

Unless otherwise defined herein, the terms defined in the Company’s Amended and Restated 2004 Stock Plan, as amended from time to time (the “Plan”) and the Addendum — Terms and Conditions for French Option Grants (the “Addendum”) shall have the same defined meanings in this Stock Option Agreement.  To the extent that any term is defined in both the Plan and the Addendum, for purposes of this Option Agreement, the definitions in the Addendum shall prevail.  In the event of any inconsistency between the Plan, this Agreement and the Addendum, the Addendum shall prevail.

1).                                  NOTICE OF STOCK OPTION GRANT

Name:
Address:
Date of Grant:
Vesting Commencement Date:
Exercise Price per Share:
Total Number of Shares Granted:
Total Exercise Price:
Type of Option:	☐ Incentive Stock Option
☐ Non Stock Option
Term/Expiration Date:

Vesting Schedule: This Option shall be exercisable, in whole or in part, according to the following vesting schedule: Twenty-five percent (25%) of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and 1/48th of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider through each such date.

The Option granted hereunder may not be exercised before one (1) year following the date the Option is granted (“Initial Exercise Date”) whether or not the Option has vested prior to such time.

Termination Period:

This Option shall be exercisable for 90 days after Optionee ceases to be a Service Provider (other than due to death or Disability).  Upon Optionee’s death or Disability, this Option may be exercised for six (6) months after Optionee ceases to be a Service Provider.  In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

2).                                  AGREEMENT

(a)                                 Grant of Option.  The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan and the Addendum, which is incorporated herein by reference.  Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail provided however, in the event of any inconsistency between the Plan and the Addendum, the Addendum shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).  Upon certain dispositions of this Option, it may be treated as an NSO as described in Section 9(b) hereof and the Plan.

This Option is intended to be a French-qualified Option that qualifies for the favourable tax and social security regime in France, as set forth in the Addendum.  Certain events may affect the status of the Option as a French-qualified Option and the Option may be disqualified in the future.  The Company does not make any undertaking or representation to maintain the qualified status of the French-qualified Option during the life of the Option, and Optionee will not be entitled to any damages if the Option no longer qualifies as a French-qualified Option.

(b)                                 Exercise of Option.  This Option shall be exercised during its term in accordance with the provisions of Section 7 of the Addendum as follows:

(i)                                     Right to Exercise.  This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan the Addendum and this Option Agreement.

(ii)                                  Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be

2

required by the Company and/or the Subsidiary pursuant to the provisions of the Plan and the Addendum.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares and applicable taxes, if any.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price and applicable taxes, if any.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

(c)                                  Optionee’s Representations.

(i)                                     Investment Representation Statement.  In the event the Shares have not been registered under the Securities Act at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

(d)                                 Lock-Up Period.  Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.  The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.  The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

3

Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section.

(e)                                  Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i)                                     cash or check;

(ii)                                  consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

(iii)                               surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Optionee, and not subject to a substantial risk of forfeiture, for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

(iv)                              provided that a public market for the Company’s stock exists: (x) through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or (y) through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company.

(f)                                   Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

(g)                                  Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee.  The terms of the Plan, the Addendum and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

(h)                                 Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan, the Addendum and the terms of this Option.

(i)                                     Restriction on Sale of Shares.  The Exercised Shares may not be transferred, assigned or hypothecated in any manner otherwise than by will or by the laws of descent or distribution before the date three (3) years after the Initial Exercise Date (the “Holding Period”),

4

except upon the occurrence of an event provided for by Article 91 ter of Annex II to the French Tax Code.

Optionee shall be obligated to have Exercised Shares held pursuant to an escrow arrangement established by the Company, in order to ensure compliance with the Holding Period and so that the Company may sufficiently track the Exercised Shares acquired upon exercise of the Option and the Company shall be given sufficient access to any account Optionee may have with respect to any such Shares so that the Company may correctly provide any required reports to the French taxing authorities as required by Applicable Laws.  Optionee hereby authorizes and directs the Company to hold all Exercised Shares exercised subject to this Option under the Escrow Provisions attached hereto as Exhibit C, for the duration of the Holding Period or until such time as this Agreement is no longer in effect.  Optionee hereby appoints the Secretary of the Company, or any other person designated by the Company, as escrow agent and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Exercised Shares.

The Company, or its designee, shall not be liable for any act it may do or omit with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

(j)                                    Tax Obligations.

(i)                                     Withholding Taxes.  Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise.  Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(ii)                                  Notice of Disqualifying Disposition of ISO Shares.  If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition.  Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

(k)                                 Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan, the Addendum and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.  This agreement is governed by the internal substantive laws but not the choice of law rules of California.

5

(l)                                     No Guarantee of Continued Service.  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

(m)                             Acceptance.

(i)                                     Terms and Conditions; Tax Risk.  Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  The Exercise Price has been determined by the Administrator based upon the best evidence available to the Administrator and is intended to equal the Fair Market Value of the Shares as of the date of grant, or in some cases 110% of Fair Market Value, as required by the Code.  However, the tax treatment of this Option is not guaranteed.  Neither the Company, the Administrator nor any of their designees shall be liable for any taxes, penalties or other monetary amounts owed by any Optionee, employee, beneficiary or other person as a result of the grant, amendment, modification, exercise and/or payment of, or under, any Option, notwithstanding any challenge made to the determination of Fair Market Value by any taxing authority.  By accepting this Option, Optionee acknowledges and agrees to the foregoing.  Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Optionee further agrees to notify the Company upon any change in the residence address indicated

(n)                                 Optionee acknowledgement.  By executing this Agreement:

(i)                                     The Company (and not Optionee’s employer) is granting the Option.  The Company will administer the Plan and the Addendum from outside Optionee’s country of residence and that California law will govern all Options granted under the Plan and the Addendum.

(ii)                                  Optionee acknowledges that benefits and rights provided under the Plan and the Addendum are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments.  The benefits and rights provided under the Plan and the Addendum are not to be considered part of Optionee’ s salary or compensation for purposes of

6

calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind.  Optionee waives any and all rights to compensation or damages as a result of the termination of employment with the Company or a Subsidiary for any reason whatsoever insofar as those rights result or may result from:

a)                                     the loss or diminution in value of such rights under the Plan or the Addendum, or

b)                                     Optionee ceases to have any rights under, or ceases to be entitled to any rights under the Plan or the Addendum as a result of such termination.

(iii)                               The grant of the Option, and any future grant of Options under the Plan or the Addendum is entirely voluntary, and at the complete discretion of the Company.  Neither the grant of the Option nor any future grant of an Option by the Company will be deemed to create any obligation to grant any further Options, whether or not such a reservation is explicitly stated at the time of such a grant.  The Company has the right, at any time to amend, suspend or terminate the Plan and the Addendum.

(iv)                              The Plan and the Addendum will not be deemed to constitute, and will not be construed by Optionee to constitute, part of the terms and conditions of employment, and that the Company will not incur any liability of any kind to Optionee as a result of any change or amendment, or any cancellation, of the Plan and the Addendum at any time.

(v)                                 Participation in the Plan and the Addendum will not be deemed to constitute, and will not be deemed by Optionee to constitute, an employment or labor relationship of any kind with the Company.

(vi)                              By entering into this Agreement, and as a condition of the grant of the Option, Optionee consents to the collection, use, and transfer of personal data as described in this subsection to the full extent permitted by and in full compliance with Applicable Law.

a)                                     Optionee understands that the Company and its Subsidiaries hold certain personal information about the Optionee, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company or a Subsidiary, details of all Options or other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in Optionee’s favor, for the purpose of managing and administering the Plan and the Addendum (“Data”).

b)                                     Optionee further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of Optionee’s participation in the Plan and the Addendum, and that the Company and/or its Subsidiary may each further transfer Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and the Addendum (“Data Recipients”).

7

c)                                      Optionee understands that these Data Recipients may be located in Optionee’s country of residence or elsewhere, such as the United States.  Optionee authorizes the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Optionee’s participation in the Plan and the Addendum, including any transfer of such Data, as may be required for the administration of the Plan and the Addendum and/or the subsequent holding of Shares on Optionee’s behalf, to a broker or third party with whom the Shares acquired on exercise may be deposited.

d)                                     Optionee understands that Optionee may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw Optionee’s consent herein in writing by contacting the Company.  Optionee further understands that withdrawing consent may affect Optionee’s ability to participate in the Plan and in the Addendum.

(vii)                           Optionee has received the terms and conditions of this Agreement and any other related communications, and Optionee consents to having received these documents in English.  Je reconnais expressément par les présentes, que je comprends et parle parfaitement la langue anglaise, que j’ai eu le temps nécessaire pour entièrement lire et parfaitement comprendre le présent contrat ainsi que l’ensemble des documents et annexes s’y afférant et que j’ai eu l’opportunité de m’en entretenir avec les conseils de mon choix.  (I represent that I perfectly speak and understand the English language, that I had enough time to review and understand this agreement as all the related documents and appendix and that I had the opportunity to obtain advice from the counsels of my choice).

8

IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed by its duly authorized representative and Optionee has executed this Option Agreement, effective as of the Date of Grant.

OPTIONEE	YUME, INC.

Signature	By

Print Name	Print Name

Title

Residence Address

EXHIBIT A

2004 STOCK PLAN EXERCISE NOTICE

YUME, INC.

1204 Middlefield Road

Redwood City, CA 94063

Attention: Chief Financial Officer

1.                                      Exercise of Option.  Effective as of today, hereby elects to exercise Optionee’s option to purchase the undersigned (“Optionee”) shares of the Common Stock (the “Shares”) of YuMe, Inc. (the “Company”) under and pursuant to the Amended and Restated 2004 Stock Plan, as amended from time to time (the “Plan”) the Addendum- Terms and Conditions for French Options Grants (the “Addendum”)and the Stock Option Agreement dated                        (the “Option Agreement”).

2.                                      Deliveries by Optionee.  Optionee herewith delivers to the Company: (i) the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option; and (ii) an executed Investment Representation Statement.  Should any tax or social security contribution be due by the Company (or Optionee’s employer) due to the exercise of the Option or the disposition of the Shares, Optionee hereby agrees that the corresponding amount may be withheld on the proceeds due to Optionee from any sale of the Shares by the broker previously selected by the Company to be used by Optionee and such amount shall be directly paid to the Company so that the Company may pay the relevant taxing authorities any amounts due.

3.                                      Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan the Addendum and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.                                      Rights as Shareholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5.                                      Company’s Right of First Refusal.  Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a)                                 Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)                                 Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)                                  Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)                                 Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)                                  Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)                                   Exception for Certain Family Transfers.  Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g)                                  Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6.                                      Tax Consultation  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7.                                      Restrictive Legends and Stop-Transfer Orders.

(a)                                 Legends.  Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE                      SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE          OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE

HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, ASSIGNED OR HYPOTHECATED IN ANY MANNER OTHER THAN BY WILL OR BY THE LAWS OF DESCENT OR DISTRIBUTION BEFORE THE DATE THREE (3) YEARS AFTER THE INITIAL EXERCISE DATE, AS SUCH TERM IS DEFINED IN THE STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)                                 Stop-Transfer Notices.  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.                                      Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9.                                      Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.                               Governing Law; Severability.  This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of California. If any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice will continue in full force and effect.

11.                               Entire Agreement.  The Plan the Addendum and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, the Addendum, the Option Agreement, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Je reconnais expressément par les présentes, que je comprends et parle parfaitement la langue anglaise, que j’ai eu le temps nécessaire pour entièrement lire et parfaitement comprendre le présent contrat ainsi que l’ensemble des documents et annexes s’y afférant et que j’ai eu l’opportunité de m’en entretenir avec les conseils de mon choix.  (I represent that I perfectly speak and understand the English language, that I had enough time to review and understand this agreement as all the related documents and appendix and that I had the opportunity to obtain advice from the counsels of my choice).

Submitted by:	Accepted by:
OPTIONEE	YUME, INC.

Signature	By

Chief Executive Officer
Print Name	Title

Address:	Address:

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	YUME, INC.

SECURITY:	COMMON STOCK

AMOUNT:	SHARES

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.  In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.  Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand- off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

OPTIONEE

Date:

EXHIBIT C

YUME, INC.

2004 STOCK PLAN

ESCROW PROVISIONS — FRENCH EMPLOYEES

1.                                      Option.  As set forth in the Option Agreement, you have been granted the Option under the Plan.  The Shares acquired upon exercise of the Option shall be held by the Company under these Escrow Provisions in an account in your name.

2.                                      Legal and Equitable Title.  Legal and equitable title to the Option and any cash or securities acquired pursuant thereto, shall remain with you at all times, notwithstanding that such items may be held by the Company pursuant to these Escrow Provisions.

3.                                      Exercise of Option.  You may instruct the Company to exercise the Option on your behalf at such time or times as permitted by the Option Agreement, the Plan and the Addendum.

4.                                      Proceeds of Exercise.  Shares acquired upon exercise of the Option shall be held by the Company under these Escrow Provisions until the date three (3) years from the Initial Exercise Date (the “Holding Period”); provided, however, that the duration of this restriction on sale shall be automatically adjusted to conform with any changes to the holding period required for favorable tax and social security treatment under Applicable Laws, as defined in the Plan and in the Addendum.  Upon the expiration of the Holding Period, you may elect to keep the Shares in your account under these Escrow Provisions or have them distributed to you as soon as administratively feasible.  You may elect to keep any proceeds from any sale of such Shares, made following the expiration of the Holding Period, in your account under these Escrow Provisions or to have them distributed to you within ten (10) business days of the sale, pursuant to such channels as the Company reasonably determines appropriate.

5.                                      Powers of Company.  The Company may take any and all actions, and is hereby granted such powers and discretion, as may appear necessary or proper to comply with the Applicable Laws and to effectuate and carry out the terms and purposes of these Escrow Provisions, including, but not limited to, the power to exercise the Option and hold or dispose of the proceeds of such exercise in accordance with the terms of these Escrow Provisions.

6.                                      Limitation of Liability.  The Company shall not be liable for any damage caused by the exercise of its discretion as authorized by these Escrow Provisions for any reason, except gross negligence or willful misconduct.  The Company shall not be liable for honest mistakes of judgment or for losses or liabilities due to such honest mistakes of judgment.

7.                                      Costs and Expenses of this Escrow.  All costs and expenses of these Escrow Provisions shall be borne by the Company.

8.                                      Governing Law.  These Escrow Provisions shall be administered in the State of California, and its validity, construction and all rights hereunder, shall be governed by the laws of the State of California; provided, however, that all matters affecting the title, ownership and transferability of any security, whether created or held hereunder, shall be governed by all applicable federal, state, or foreign securities laws.

Submitted by:	Accepted by:
OPTIONEE	YUME, INC.

Signature	By

Chief Executive Officer
Print Name	Title

Address:	Address:
1204 Middlefield Road
Redwood City, CA 94063

Date Received

YUME, INC.

2004 STOCK PLAN

STOCK OPTION AGREEMENT

FOR OPTIONEES OUTSIDE OF THE U.S.

Unless otherwise defined herein, the terms defined in the Company’s Amended and Restated 2004 Stock Plan, as amended from time to time (the “Plan”) shall have the same defined meanings in this Stock Option Agreement.

I.                                        NOTICE OF STOCK OPTION GRANT

Name:

Address:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	☐ U.S. Incentive Stock Option

☐ U.S. Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

Twenty-five percent (25%) of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and 1/48th of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider through each such date.

Termination Period:

This Option shall be exercisable for 90 days after Optionee ceases to be a Service Provider (other than due to death or Disability).  Upon Optionee’s death or Disability, this Option may be exercised for one (1) year after Optionee ceases to be a Service Provider.  In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.                                   AGREEMENT

1.                                      Grant of Option.  The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code for U.S. tax purposes.  Such designation is only relevant to U.S. taxpayers.  Nevertheless, to the extent that this grant exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).  Upon certain dispositions of this Option, it may be treated as an NSO as described in Section 9(b) hereof and the Plan.

2.                                      Exercise of Option.

(a)                                 Right to Exercise.  This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b)                                 Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit B (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares and applicable taxes, if any.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price and applicable taxes, if any.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3.                                      Optionee’s Representations.

(a)                                 Investment Representation Statement.  In the event the Shares have not been registered under the Securities Act at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C.

4.                                      Lock-Up Period.  Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained

2

in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.  The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.  The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.  Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section.

5.                                      Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)                                 cash or check;

(b)                                 consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c)                                  provided that a public market for the Company’s stock exists: (x) through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or (y) through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company.

6.                                      Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7.                                      Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8.                                      Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9.                                      Tax Obligations.

(a)                                 Regardless of any action the Company or Optionee’s employer (the “Employer”) takes with respect to any or all income tax (including foreign, federal, state and local tax), social insurance, payroll tax, payment on account or other tax-related items related to Optionee’s participation in the Plan and legally applicable to Optionee (“Tax-Related Items”), Optionee acknowledges that the ultimate liability for all Tax-

3

Related Items legally due by him or her is and remains Optionee’s responsibility and may exceed the amount actually withheld by the Company and/or the Employer.  Optionee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including but not limited to, the grant, vesting, exercise of the Option, the issuance of Shares upon exercise, the subsequent sale of Shares acquired pursuant to the exercise of the Option and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Optionee’s liability for Tax-Related Items or achieve any particular tax result.  Further, if Optionee has become subject to tax in more than one jurisdiction, Optionees acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b)                                 Prior to any relevant taxable or tax withholding event (“Tax Date”), as applicable, Optionee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items.  In this regard, Optionee authorizes the Company and/or the Employer or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (A) accept a cash payment in U.S. dollars in the amount of Tax-Related Items, (B) withhold whole Shares which would otherwise be delivered to Optionee having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash from Optionee’s wages or other cash compensation which would otherwise be payable to Optionee by the Company and/or the Employer, equal to the amount necessary to satisfy any such obligations, (C) withhold from proceeds of the sale of shares of Common Stock acquired upon exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Optionee’s behalf pursuant to this authorization), or (D) a cash payment to the Company by a broker-dealer acceptable to the Company to whom Optionee has submitted an irrevocable notice of exercise.

(c)                                  To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates.  If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Optionee is deemed to have been issued the full number of Shares subject to the Option, notwithstanding that a number of shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items.  Finally, Optionee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Optionee’s participation in the Plan that cannot be satisfied by the means previously described.  The Company shall have sole discretion to deliver the Shares if Optionee fails to comply with Optionee’s obligations in connection with the Tax-Related Items as described in this section and Optionee unconditionally consents to and approves any such action taken by the Company.  Optionee (or any beneficiary or person entitled to act on Optionee’s behalf) shall provide the Company with any forms, documents or other information reasonably required by the Company.

(d)                                 Notice of Disqualifying Disposition of ISO Shares.  If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition.  Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

10.                               Acknowledgment.  In accepting the Option, Optionee acknowledges that: (i) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended suspended or terminated by the Company at any time; (ii) the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past; (iii) all decisions with respect to any such future grants will be at the sole discretion of the Company; (iv) Optionee’s participation in the Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate Optionee’s employment relationship at any time with or without Cause; (v) Optionee’s participation in the Plan is voluntary; (vi) the  Option and the shares of Common Stock underlying the Option

4

are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or to the Employer, and the Option is outside the scope of Optionee’s employment contract, if any; (vii) the Option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Subsidiary or Affiliate of the Company; (viii) in the event that Optionee is not an employee of the Company, the Option grant and Optionee’s participation in the Plan will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the Option grant will not be interpreted to form an employment contract with any Subsidiary or Affiliate of the Company; (ix) the future value of the underlying shares of Common Stock is unknown and cannot be predicted with certainty; (x) if the underlying shares of Common Stock do not increase in value, the Option will have no value; (xi) if Optionee exercises his or her Option and obtain shares of Common Stock, the value of those shares of Common Stock acquired upon exercise may increase or decrease in value, even below the exercise price; (xii) in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from termination of Optionee’s employment with the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws), and Optionee irrevocably releases the Company and the Employer from any such claim that may arise;  if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, Optionee shall be deemed irrevocably to have waived his or her entitlement to pursue such claim; (xiii) in the event of termination of Optionee’s employment (whether or not in breach of local labor laws), Optionee’s right to vest in the Option under the Plan, if any, will terminate effective as of the date that Optionee is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); furthermore, in the event of termination of employment (whether or not in breach of local labor laws), Optionee’s right to exercise the Option after termination, if any, will be measured by the date of termination of Optionee’s active employment and will not be extended by any notice period mandated under local law; the Company has the exclusive discretion to determine when Optionee is no longer actively employed for purposes of the Option grant; and (xiv) the Option and the benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger, take-over or transfer of liability.

11.                               No Advice.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Optionee’s participation in the Plan, or Optionee’s acquisition or sale of the underlying shares of Common Stock.  Optionee is hereby advised to consult with Optionee’s own personal tax, legal and financial advisors regarding Optionee’s participation in the Plan before taking any action related to the Plan.

12.                               Data Privacy Consent.  Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Optionee’s personal data as described in this document by and among, as applicable, the Employer, the Company and the Company’s Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing Optionee’s participation in the Plan.  Optionee understands that the Employer and/or the Company may hold certain personal information about Optionee, including, but not limited to, Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or other entitlement to shares of Common Stock awarded, canceled, exercised, vested, unvested or outstanding in Optionee’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).

Optionee understands that Data may be transferred to such other stock plan service provider as may be selected by the Company in the future, which may assist the Company with the implementation, administration and management of the Plan.  Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Optionee’s country.  Optionee understands that Optionee may

5

request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative.  Optionee authorizes the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Optionee’s participation in the Plan.  Optionee understands that Data will be held only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan.  Optionee understands that Optionee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or withdraw the consents herein, in any case without cost, by contacting in writing Optionee’s local human resources representative.  Optionee understands, however, that refusing or withdrawing Optionee’s consent may affect Optionee’s ability to participate in the Plan.  For more information on the consequences of Optionee’s refusal to consent or withdrawal of consent, Optionee understands that Optionee may contact Optionee’s local human resources representative.  For this purpose, “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries owns not less than 50% of such entity.

13.                               English Version Controlling.  If Optionee has received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

14.                               Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.  This agreement is governed by the internal substantive laws but not the choice of law rules of California.

15.                               No Guarantee of Continued Service.  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE EMPLOYER (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE EMPLOYER’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE PROVIDED IN COMPLIANCE WITH APPLICABLE LOCAL LAW.

16.                               Acceptance.

(a)                                 Terms and Conditions; Tax Risk.  Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  The Exercise Price has been determined by the Administrator based upon the best evidence available to the Administrator and is intended to equal the Fair Market Value of the Shares as of the date of grant, or in some cases 110% of Fair Market Value, as required by the Code.  However, the tax treatment of this Option is not guaranteed.  Neither the Company, the Administrator nor any of their designees shall be liable for any taxes, penalties or other monetary amounts owed by any Optionee, employee, beneficiary or other person as a result of the grant, amendment, modification, exercise and/or payment of, or under, any Option, notwithstanding any challenge made to the determination of Fair Market Value by any taxing authority.   By accepting this Option, Optionee acknowledges and agrees to the foregoing.

6

Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

17.                               Exhibit A.  Notwithstanding any provisions in the Agreement or the Plan, the Option grant shall be subject to any special terms and conditions set forth in the Exhibit A to this Agreement for Optionee’s country of residence.  Moreover, if Optionee relocates to one of the countries included in the Exhibit A, the special terms and conditions for such country will apply to Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan.  The Exhibit A constitutes part of the Option Agreement.

18.                               Other Terms.  The Company reserves the right to impose other requirements on Optionee’s participation in the Plan, on the Option and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed by its duly authorized representative and Optionee has executed this Option Agreement, effective as of the Date of Grant.

OPTIONEE	YUME, INC.

Signature	By

Print Name	Print name

Title

Residence Address

7

EXHIBIT A

ADDITIONAL TERMS AND CONDITIONS OF THE

STOCK OPTION AGREEMENT

FOR OPTIONEES OUTSIDE OF THE U.S.

Terms and Conditions

This Exhibit A includes additional terms and conditions that govern the Options granted to Optionee under the Plan if Optionee resides in one of the countries listed below.  Certain capitalized terms used but not defined in this Exhibit A have the meanings set forth in the Plan and/or the Option Agreement.

Notifications

This Exhibit A also includes information regarding exchange controls and certain other issues of which Optionee should be aware with respect to Optionee’s participation in the Plan.  The information is based on the securities, exchange control and other laws in effect in the respective countries as of October 2012.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that Optionee does not rely on the information in this Exhibit A as the only source of information relating to the consequences of Optionee’s participation in the Plan because the information may be out of date at the time that Optionee exercises Options or Optionee sells Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to Optionee’s particular situation and the Company is not in a position to assure Optionee of a particular result.  Accordingly, Optionee is advised to seek appropriate professional advice as to how the relevant laws in Optionee’s country may apply to Optionee’s situation.

Finally, if Optionee is a citizen or resident of a country other than the one in which Optionee is currently working, the information contained herein may not be applicable to Optionee.

CANADA

Form of Payment.  Notwithstanding anything in the Plan or the Option Agreement to the contrary, Optionee is prohibited from surrendering certificates for shares of Common Stock that Optionee already owns or from attesting to the ownership of shares of Common Stock to pay the exercise price or any Tax-Related Items in connection with the Option.

The following provisions shall apply if Optionee is a resident of Quebec:

Language Consent.  The parties acknowledge that it is their express wish that the Option Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les Parties reconnaissent avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente convention.

Data Privacy Notice and Consent.  This provision supplements the Data Privacy Consent section of the Option Agreement:  Optionee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan.  Optionee further authorizes the Company and the Employer to disclose and discuss Optionee’s participation in the Plan with their advisors.  Finally, Optionee authorizes the Company and the Employer to record such information and to keep such information in Optionee’s employee file.

FRANCE

Consent to Receive Information in English.  By accepting the grant, Optionee confirms having read and understood the Plan and the Option Agreement, which were provided in the English language.  Optionee accepts the terms of those documents accordingly.

En acceptant cette attribution gratuite d’actions, vous confirmez avoir lu et comprenez le Plan et ce Contrat, incluant tous leurs termes et conditions, qui ont été transmis en langue anglaise.  Vous acceptez les dispositions de ces documents en connaissance de cause.

GERMANY

Exchange Control Information.  Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank.  If Optionee use a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of shares of Common Stock acquired under the Plan, the bank will make the report for Optionee.  In addition, Optionee must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis.

SPAIN

Nature of Grant.  This provision supplements Section 10 of the Option Agreement:

In accepting the Option, Optionee consents to participate in the Plan and acknowledges that Optionee has received a copy of the Plan.

Optionee understands that the Company has unilaterally, gratuitously, and in its sole discretion decided to grant Options under the Plan to individuals who may be employees of the Company or one of its Subsidiaries or Affiliates throughout the world.  The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company or any Subsidiary or Affiliate, other than to the extent set forth in the Option Agreement.  Consequently, Optionee understands that the Option is offered on the assumption and condition that the Option and any shares of Common Stock acquired under the Plan are not part of any employment contract (either with the Company or any Subsidiary or Affiliate), and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever.  Further, Optionee understands that the grant of the Option would not be made but for the assumptions and conditions referred to above; thus, Optionee acknowledges and freely accepts that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of or right to the Option shall be null and void.

Exchange Control Information.  Optionee must declare the acquisition of stock in a foreign company (including shares of Common Stock acquired under the Plan) to the Dirección General de Política Comercial e Inversiones Exteriores (“DGPCIE”) of the Ministerio de Economia for statistical purposes.  Optionee must also declare ownership of any stock in a foreign company (including shares of Common Stock acquired under the Plan) with the Directorate of Foreign Transactions each January while the Shares are owned.  In addition, if Optionee wishes to import the share certificates into Spain, Optionee must declare the importation of such securities to the DGPCIE.

When receiving foreign currency payments derived from the ownership of the shares of Common Stock (i.e., dividends or sale proceeds), Optionee must inform the financial institution receiving the payment of the basis upon which such payment is made.  Optionee will need to provide the following information: (i) Optionee’s name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment and the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) any further information that may be required.

UNITED KINGDOM

Tax Acknowledgment.  This provision supplements Section 9 of the Option Agreement:

Optionee agrees that if Optionee does not pay, or the Employer or the Company does not withhold from Optionee, the full amount of Tax-Related Items that Optionee owes at exercise of Optionee’s Option, or the release or assignment of the Option for consideration, or the receipt of any other benefit in connection with the Option (the “Taxable Event”) within 90 days after the Taxable Event, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, then the amount that should have been withheld shall constitute a loan owed by Optionee to the Employer, effective 90 days after the Taxable Event.  Optionee agrees that the loan will bear interest at Her Majesty’s Revenue & Customs’ (“HMRC”) official rate and will be immediately due and repayable by Optionee, and the Company and/or the Employer may recover it at any time thereafter by withholding the funds from salary, bonus or any other funds due to Optionee by the Employer, by withholding in shares of Common Stock issued upon exercise of Optionee’s Option or from the cash proceeds from the sale of shares of Common Stock or by demanding cash or a cheque from Optionee.  Optionee also authorizes the Company to delay the issuance of any shares of Common Stock unless and until the loan is repaid in full.

Notwithstanding the foregoing, if Optionee is an officer or executive director (as within the meaning of Section 13(k) of the U.S.  Securities and Exchange Act of 1934, as amended), the terms of the immediately foregoing provision will not apply.  In the event that Optionee is an officer or executive director, as defined above, and Tax-Related Items are not collected from or paid by Optionee within 90 days of the Taxable Event, the amount of any uncollected Tax-Related Items may constitute a benefit to Optionee on which additional income tax and national insurance contributions may be payable.  Optionee acknowledges that the Company or the Employer may recover any such additional income tax and national insurance contributions at any time thereafter by any of the means referred to in Section 9 of the Option Agreement.

EXHIBIT B

2004 STOCK PLAN

EXERCISE NOTICE

YUME, INC.

1204 Middlefield Road

Redwood City, CA 94063

Attention: Chief Financial Officer

1.                                      Exercise of Option.  Effective as of today,                                           , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                    shares of the Common Stock (the “Shares”) of YuMe, Inc. (the “Company”) under and pursuant to the Amended and Restated 2004 Stock Plan, as amended from time to time (the “Plan”) and the Stock Option Agreement dated                          (the “Option Agreement”).

2.                                      Deliveries by Optionee.  Optionee herewith delivers to the Company: (i) the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option; and (ii) an executed Investment Representation Statement.

3.                                      Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.                                      Rights as Shareholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5.                                      Company’s Right of First Refusal.  Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a)                                 Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)                                 Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)                                  Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)                                 Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)                                  Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)                                   Exception for Certain Family Transfers.  Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g)                                  Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6.                                      Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7.                                      Restrictive Legends and Stop-Transfer Orders.

(a)                                 Legends.  Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR

HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)                                 Stop-Transfer Notices.  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.                                      Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9.                                      Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.                               Governing Law; Severability.  This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of California.  If any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice will continue in full force and effect.

11.                               Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, the Option Agreement, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by
OPTIONEE	YUME, INC.

Signature	By

Chief Executive Officer
Print Name	Title

Address:	Address:
1204 Middlefield Road
Redwood City, CA 94063

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	YUME, INC.

SECURITY:	COMMON STOCK

AMOUNT:	SHARES

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a)                                 Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.  In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.  Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

(c)                                  Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

8

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)                                 Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

OPTIONEE

Signature

Date:

9

Neither this document, nor any stock option agreement connected with it, is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the UK EMI Sub-Plan to the YuMe, Inc. 2004 Stock Plan (the “Sub-Plan”).  The Sub-Plan is exclusively available to bona fide employees and former employees of YuMe, Inc, Appealing Media Limited and any other UK Subsidiary.

UK EMI SUB-PLAN TO THE

YUME, INC.

2004 STOCK PLAN

Additional Terms and Conditions for Options received by Optionees resident in the UK

1.                                      The purpose of this Sub-Plan is to provide incentives for present and future UK tax resident employees of YuMe, Inc, Appealing Media Limited and any other UK Subsidiary through the grant of options over shares of Common Stock of YuMe, Inc (the “Company”).

2.                                      Capitalized terms are defined in the YuMe, Inc. 2004 Stock Plan (the “Plan”), subject to the provisions of this Sub-Plan.

3.                                      References to Incentive Stock Options, Nonstatutory Stock Options and Stock Purchase Rights shall not apply to Options granted under the Sub-Plan.

4.                                      The Options granted under this Sub-Plan shall either be designated as EMI Options or as Unapproved Options.

5.                                      This Sub-Plan is governed by the Plan and all its provisions shall be identical to those of the Plan SAVE THAT (i) “Sub-Plan” shall be substituted for “Plan” where applicable and (ii) the following provisions shall be as stated in this Sub-Plan in order to accommodate the specific requirements of the laws of England and Wales:

6.                                      SECTION 1.  Purposes of the Plan.

The words “, Directors and Consultants” shall be deleted and the words “Incentive Stock Options or Nonstatutory Stock Options” shall be replaced with the words “EMI Options or Unapproved Options”.  The final sentence shall also be deleted.

7.                                      SECTION 2.  Definitions.

The following definitions shall be deleted:

(i)                                     “Consultant”;

(p)                                 “Incentive Stock Option”;

(q)                                 “Nonstatutory Stock Option”;

(x)                                 “Restricted Stock”;

(y)                                 “Restricted Stock Purchase Agreement”; and

(cc)                            “Stock Purchase Right”.

The following definitions shall be amended so that they read as follows:

(b)                                 “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

(dd)                          “Plan” means this UK EMI Sub-Plan to the YuMe, Inc. 2004 Stock Plan.

(hh)                          “Service Provider” means an Employee.

The following definitions shall be inserted:

(i)                                                                                     “Data” means certain personal information about the Optionee, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any stock, units or directorships held in the Company, details of all options or other entitlement to shares awarded, cancelled, exercised, vested, unvested, or outstanding in the Optionee’s favour.

(j)                                                                                    “Data Recipients” means third parties assisting the Company in the implementation, administration, and management of the Plan.

(k)                                                                                 “Date of Grant” means the date of grant of the Option as specified in the relevant Stock Option Agreement.

(n)                                                                                 “Disqualifying Event” has the meaning given to it in sections 534, 535 and 536 of ITEPA.

(o)                                                                                 “Eligible Employee” means an Employee who fulfils the requirements of Part 4, Schedule 5 of ITEPA.

(p)                                                                                 “EMI Option” means a qualifying EMI option which meets the requirements of Schedule 5 of ITEPA.

(u)                                                                                 “ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

(v)                                                                                 “Joint Election” means an election (in such terms and such form as provided in paragraphs 3A and 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992), which has been approved by HM Revenue & Customs for the transfer of the whole or any liability of the secondary contributor for any Secondary NIC Liability.

(y)                                                                                 “Option Tax Liability” means any liability or obligation of the Company and/or any related company or Subsidiary to account for income tax (under Pay As You Earn) or any other taxation provisions and primary class 1 National Insurance Contributions in the United Kingdom to the extent arising from the grant, exercise, assignment, release, cancellation or any other disposal of an Option or arising out of the acquisition, retention and disposal of the Shares acquired under this Plan.

(cc)                            “Personal Representative” means the personal representative(s) of an Optionee (being either the executors of his will or if he dies intestate the duly appointed administrator(s) of his estate) who have provided to the Board evidence of their appointment as such.

(ee)                            “Secondary NIC Liability” means any liability to employer’s Class 1 National Insurance Contributions to the extent arising from the grant, exercise, release or cancellation of an Option or arising out of the acquisition, retention and disposal of the Shares acquired pursuant to an Option.

2

(ff)                              “Section 431 Election” means an election made under section 431 of the Income Tax (Earnings and Pensions) Act 2003.

(kk)                          “Taxable Event” means any occasion on which an Option Tax Liability or Secondary NIC Liability arises in connection with an Option or any award of Stock under it.

(ll)                                  “UK Subsidiary” means a Subsidiary of the Company which is incorporated in the UK.

(mm)                  “Unapproved Option” means an option over shares in the Company that is neither an HM Revenue & Customs approved Company Share Option Plan nor an EMI Option.

8.                                      SECTION 3.  Stock Subject to the Plan.

The reference in this section to “Plan” shall be changed to “YuMe, Inc. 2004 Stock Plan”.

9.                                      SECTION 5.  Eligibility.

This section shall be deleted and replaced with the following words:

“Unapproved Options may be granted to Service Providers.  EMI Options may be granted only to Eligible Employees.”

10.                               SECTION 6.  Limitations.

This section shall be deleted and replaced with the following words:

“EMI Option Limit.  Each Option shall be designated in the Option Agreement as either an EMI Option or an Unapproved Option.

If designated in the Option Agreement as an EMI Option, this Option is intended to qualify as an EMI Option.  Nevertheless, to the extent that it exceeds the £120,000 limit included in part 2 of Schedule 5 of ITEPA, or for any other reason, fails in whole or in part to be an EMI Option, the Option or the lesser part will be treated as an Unapproved Option. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Optionee (or any other person) due to the failure of the Option to qualify for any reason as an EMI Option.

Employment.  Neither the Plan nor any shall confer upon any Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship.”

11.                               SECTION 7.  Term of Plan.

The second sentence of this section shall be deleted and replaced with the following:

“Unless sooner terminated under Section 15, it shall continue in effect until the date of termination of the YuMe, Inc. 2004 Stock Plan when it will terminate automatically.”

12.                               SECTION 8.  Term of Option.

The second sentence of this section shall be deleted.

3

13.                               SECTION 9.  Option Exercise Price and Consideration.

Section 9(a) (Exercise Price) shall be amended as follows:

Sub-section 9(a)(i) replaced with the following sentence:

“In the case of an EMI Option granted to an Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.”; and

Sub-section 9(a)(ii) shall be deleted.

Section 9(b) (Forms of Consideration) shall be amended so that:

the words “in the case of Incentive Stock Options” shall be deleted;

“check” shall be replaced with “cheque”; and

the following words shall be deleted:

“(3) promissory note, (4) other Shares, provided Shares acquired directly from the Company (x) have been owned by the Optionee, and not subject to a substantial risk of forfeiture, for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised,”.

14.                               SECTION 10.  Withholding Obligations.

This shall be a new section and shall read as follows:

“In the event that the Company or any Subsidiary determines that it is required to account to HM Revenue & Customs for any Option Tax Liability or Secondary NIC Liability (under the Option Agreement) arising from the grant, exercise, assignment, release, cancellation or any other disposal of an Option or arising out of the acquisition, retention and disposal of the shares acquired pursuant to the Option, the Optionee, as a condition to the issue of shares in connection with the exercise of an Option, or on the grant, assignment, release or cancellation of an Option, shall make such arrangements satisfactory to the Company to enable it or any Subsidiary to satisfy any requirement to account for any Option Tax Liability (and, if applicable, any Secondary NIC Liability) that may arise in connection with the Option or the award of Shares pursuant to it including, but not limited to, arrangements satisfactory to the Company for withholding Stock that would otherwise be issued pursuant to the Option Agreement to the Optionee.”

15.                               SECTION 10.  Exercise of Option.

The third sentence of the first paragraph of Section 10 shall be deleted and replaced with the following:

“Except in the case of Options granted to Service Providers who are officers and Directors, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted.”

The following words shall be added after the word “Shares” in the first sentence of the second paragraph of Section 10:

“(and the full amount of any Option Tax Liability and Secondary NIC Liability)”.

4

The second sentence of the second paragraph of Section 10 shall be amended to read “Shares issued upon exercise of an Option shall be issued in the name of the Optionee.”

Sub-section 10(d) (Death of Optionee) shall be replaced with the following:

“If an Optionee dies while a Service Provider, the Option may be exercised within six (6) months following Optionee’s death, or such longer period (not to exceed 12 months) of time as specified in the Option Agreement, to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee’s Personal Representative.  If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.”

Sub-section 10(e)(iii) shall be deleted.

16.                               SECTION 11.  Stock Purchase Rights.

This section shall be deleted in its entirety.

17.                               SECTION 12.  Limited Transferability of Options and Stock Purchase Rights.

This Section shall be replaced with the following:

“Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than to the Optionee’s Personal Representative on the Optionee’s death, and may be exercised during the lifetime of the Optionee, only by the Optionee.”

18.                               SECTION 14.  Time of Granting Options and Stock Purchase Rights.

This Section shall be replaced with the following:

“The date of grant of an Option shall, for all purposes except UK tax purposes, be the date on which the Administrator makes the grant of such Option.”

19.                               SECTION 20.  Stockholder Approval.

This Section shall be re-titled “Board Approval” and the following wording shall replace the content:

“The Plan shall be subject to approval by the Board.”

20.                               APPENDIX A

This appendix shall be deleted.

5

UK EMI SUB-PLAN TO THE

YUME, INC.

2004 STOCK PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the UK EMI Sub-Plan to the 2004 Stock Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement.

I.                                        NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant(1)

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price	$

Type of Option:	☐ EMI Option

☐ Unapproved Option

Term/Expiration Date(2):

(1)  The Date of Grant is the date the Share Option Agreement is signed.

(2)  For EMI Options, this date must not be later than the tenth anniversary of the Date of Grant.

1

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

Twenty-five percent (25%) of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and 1/48th of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider through each such date.

Termination Period:

This Option shall be exercisable for 90 days after Optionee ceases to be a Service Provider.  Upon Optionee’s death or Disability, this Option may be exercised for one (1) year after Optionee ceases to be a Service Provider.  In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

Notice concerning EMI treatment

If this option is designated as an EMI Option it ceases to qualify for favourable tax treatment as an EMI Option to the extent it is exercised (i) more than 40 days after the date the Optionee ceases to be an Eligible Employee for any reason other than death (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of death or (iii) more than 40 days following any Disqualifying Event under sections 534, 535 or 536 of ITEPA.

Where indicated as such, this Option is intended to be an EMI Option.  However, the Company, the persons administering the Plan, the relevant employing Company (or any of their respective employees or directors) do not make any warranty or representation that this Option will so qualify and will not be liable to you (or any other person) for any Option Tax Liability arising in connection with this Option as a result of the Option or part of the Option not qualifying or ceasing to qualify as an EMI Option.

II.                                   AGREEMENT

1.                                      Grant of Option.  The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an EMI Option, this Option is intended to qualify as an EMI Option.  Nevertheless, to the extent that it exceeds the £120,000 limit included in part 2 of Schedule 5 of ITEPA, or for any other reason, fails in whole or in part to be an EMI Option, the Option or the lesser part will be treated as an Unapproved Option. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective

2

employees or directors have any liability to the Optionee (or any other person) due to the failure of the Option to qualify for any reason as an EMI Option.

2.                                      Exercise of Option.

(a)                                 Right to Exercise.  This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b)                                 Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any Option Tax Liability and Secondary NIC liability.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice, fully executed Joint Election and signed Section 431 Election accompanied by the aggregate Exercise Price (together with any Option Tax Liability and Secondary NIC Liability).

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3.                                      Optionee’s Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.                                      Lock-Up Period.  Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

3

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.  The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.  The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.  Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section.

5.                                      Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)                                 cash or cheque; or

(b)                                 consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan.

6.                                      Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the Board, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7.                                      Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than to the Optionee’s Personal Representative on the Optionee’s death and may be exercised during the lifetime of Optionee only by Optionee.  The terms of the Plan and this Option Agreement shall be binding upon the Personal Representative of the Optionee.

8.                                      Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9.                                      Tax Obligations.

(a)         Withholding.  In the event that the Company determines that it is required to account to HM Revenue & Customs for any Option Tax Liability and any Secondary NIC Liability or to withhold any other tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of the Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding liabilities. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this Option.

4

(b)         Tax Consultation.  Optionee understands that he or she may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that he or she will consult with any tax advisors Optionee deems appropriate in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

(c)          Section 431 Election.  As a further condition of the exercise of this Option, the Optionee shall have signed a Section 431 Election in the form set out in Exhibit C or in such other form as may be determined by HM Revenue & Customs from time to time.

(d)         Employer’s National Insurance Charges.  As a further condition of the exercise of an Option under the Plan the Optionee shall join with the Company and their employing company, or if and to the extent that there is a change in the law, any other company or person who is or becomes a Secondary Contributor in making a Joint Election which has been approved by HM Revenue & Customs, for the transfer of the whole any Secondary NIC Liability.

(e)          Optionee’s Tax Indemnity.

(i)                                     Indemnity.  To the extent permitted by law, the Optionee hereby agrees to indemnify and keep indemnified the Company, and the Company as trustee for and on behalf of any related corporation, for any Option Tax Liability.

(ii)                                  No Obligation to Issue Shares.  The Company shall not be obliged to allot and issue any Shares or any interest in Shares pursuant to the exercise of this Option unless and until the Optionee has paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify the Company in full against the Option Tax Liability and the Secondary NIC Liability, or the Optionee has made such other arrangement as in the opinion of the Company will ensure that the full amount of any Option Tax Liability and any Secondary NIC Liability will be recovered from the Optionee within such period as the Company may then determine.

Right of Retention.  In the absence of any such other arrangement being made, the Company shall have the right to retain out of the aggregate number of Shares to which the Optionee would have otherwise been entitled upon the exercise of this Option, such number of Shares as, in the opinion of the Company, will enable the Company to sell as agent for the Optionee (at the best price which can reasonably expect to be obtained at the time of the sale) and to pay over to the Company sufficient monies out of the net proceeds of sale, after deduction of all fees, commissions and expenses incurred in relation to such sale, to satisfy the Optionee’s liability under such indemnity.

10.                               Data Protection.

By entering into this Stock Option Agreement, and as a condition of the grant of the Option, Optionee consents to the collection, use, and transfer of personal data as described in this paragraph to the full extent permitted by and in full compliance with applicable laws.

5

(a)         Optionee understands that the Company and its Subsidiaries hold Data about the Optionee for the purpose of managing and administering the Plan.  Optionee further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of Optionee’s participation in the Plan, and that the Company and/or its Subsidiary may each further transfer Data to any Data Recipients.

(b)         Optionee understands that these Data Recipients may be located in Optionee’s country of residence or elsewhere, such as the United States.  Optionee authorises the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Optionee’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Stock on Optionee’s behalf, to a broker or third party with whom the Stock acquired on exercise may be deposited. Where the transfer is to be to a destination outside the European Economic Area, the Company shall take reasonable steps to ensure that the Optionee’s personal data continues to be adequately protected and securely held.

(c)          Optionee understands that Optionee may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw Optionee’s consent herein in writing by contacting the Company. Optionee further understands that withdrawing consent may affect Optionee’s ability to participate in the Plan.

11.                               Additional Terms

(a)         Optionee has no right to compensation or damages for any loss in respect of the Option where such loss arises (or is claimed to arise), in whole or in part, from the termination of Optionee’s employment; or notice to terminate employment given by or to Optionee.  This exclusion of liability shall apply however termination of employment, or the giving of notice, is caused other than in a case where a competent tribunal or court, from which there can be no appeal (or which the relevant employing company has decided not to appeal), has found that the cessation of the Optionee’s employment amounted to unfair or constructive dismissal of Optionee and however compensation or damages may be claimed.

(b)         Optionee has no right to compensation or damages for any loss in respect of an Option where such loss arises (or is claimed to arise), in whole or in part, from any company ceasing to be a Subsidiary of the Company; or the transfer of any business from a Subsidiary of the Company to any person which is not a Subsidiary of the Company.  This exclusion of liability shall apply however the change of status of the relevant company, or the transfer of the relevant business, is caused, and however compensation or damages may be claimed.

12.                               Entire Agreement; Governing Law.  The Plan, the Joint Election and the Section 431 Election are incorporated herein by reference.  The Plan, this Option Agreement, the Joint Election and the Section 431 Election constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.  This agreement is governed by the internal substantive laws but not the choice of law

6

rules of California. The Section 431 and the Joint Election are governed by the laws of England and Wales.

13.                               No Guarantee of Continued Service.  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER OF THE COMPANY (NOT THROUGH THE ACT OF BEING EMPLOYED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME.

Optionee acknowledges receipt of a copy of the Plan, the Joint Election and the Section 431 Election and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Optionee has reviewed the Plan, the Joint Election and the Section 431 Election and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Joint Election, the Section 431 Election or this Option.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

7

This Agreement has been executed and delivered as a deed on the date set out below.

Dated:

SIGNED as a DEED	)
by «DEED_NAME»	)
in the presence of:

Witness signature:

Name:

Address:

Occupation:

SIGNED as a DEED
BY YUME, INC	)
acting by the under-mentioned	)
person(s) acting on the authority of	)
the Company in accordance with the	)
laws of the territory of its incorporation:	)

Authorised signatory

8

EXHIBIT A

2004 STOCK PLAN

EXERCISE NOTICE

YUME, INC.

1204 Middlefield Road

Redwood City, CA 94063

Attention: Legal Department

1.                                      Exercise of Option.  Effective as of today,                           , «Name», the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                    shares of the Common Stock (the “Shares”) of Yume, Inc. (the “Company”) under and pursuant to the UK EMI Sub-Plan to the 2004 Stock Plan (the “Plan”) and the Stock Option Agreement dated                                  (the “Option Agreement”).

2.                                      Delivery of Payment.  Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes (including any Option Tax Liability and Secondary NIC Liability) due in connection with the exercise of the Option.

3.                                      Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan, the Option Agreement, the Joint Election and the Section 431 Election and agrees to abide by and be bound by their terms and conditions.

4.                                      Rights as Shareholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5.                                      Company’s Right of First Refusal.  Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a)                                 Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)                                 Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)                                  Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)                                 Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by cheque), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)                                  Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)                                   Exception for Certain Family Transfers.  Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g)                                  Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6.                                      Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in

2

connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7.                                      Restrictive Legends and Stop-Transfer Orders.

(a)                                 Legends.  Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)                                 Stop-Transfer Notices.  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

3

8.                                      Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9.                                      Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.                               Governing Law; Severability.  This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of California.  If any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice will continue in full force and effect. The Section 431 Election and the Joint Election are governed by the laws of England and Wales.

11.                               Entire Agreement.  The Plan, Option Agreement, Section 431 Election and the Joint Election are incorporated herein by reference.  This Exercise Notice, the Plan, the Option Agreement, the Section 431 Election, the Joint Election and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:
OPTIONEE	YUME, INC.

Signature	By

«Name»	Chief Executive Officer
Print Name	Title

Address:	Address:
1204 Middlefield Road
Redwood City, CA 94063

Date Received

4

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:	«Name»

COMPANY:	YUME, INC.

SECURITY:	COMMON STOCK

AMOUNT:	SHARES

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a)                                 Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.  In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.  Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

(c)                                  Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)                                 Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

OPTIONEE

Signature

Date: ,

2

EXHIBIT C

SECTION 431 ELECTION

YUME, INC.

2004 STOCK PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

Unless otherwise defined herein, the terms defined in the 2004 Stock Plan (the “Plan”) shall have the same defined meanings in this Restricted Stock Purchase Agreement (the “Agreement”).

I.                                        NOTICE OF GRANT OF RESTRICTED STOCK

Name:

Address:

The undersigned Participant has been granted a right to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Purchase Price per Share:	$

Total Number of Shares Granted:

Total Purchase Price:	$

Expiration Date:

Vesting Schedule:

Subject to any accelerated vesting provisions in the Plan,

[100% of the Shares subject to this Agreement shall be considered vested as of the Vesting Commencement Date.]

[twenty-five percent (25%) of the Shares subject to this Agreement shall be released from the Company’s Repurchase Option on the one (1) year anniversary of the Vesting Commencement Date, and one forty-eighth (1/48th) of the Shares subject to this Agreement shall be released each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider through each such date.]

[or any such other vesting schedule, as approved by the Company’s Board, in compliance with the Plan and applicable federal and state regulations, shall be inserted hereto.]

Any of the Shares which have not yet been released from the Company’s Repurchase Option are referred to herein as “Unreleased Shares.”  The Shares which have been released from the Company’s Repurchase Option shall be delivered to Participant at Participant’s request (see Section 11 of Part II of this Agreement).

YOU MUST EXERCISE THIS RESTRICTED STOCK AWARD BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES.

II.                                   AGREEMENT

1.                                      Sale of Stock. The Administrator of the Company hereby agrees to sell to Participant named in the Notice of Grant of Restricted Stock in Part I of this Agreement (“Participant”), and Participant hereby agrees to purchase the number of Shares set forth in the Notice of Grant of Restricted Stock, at the Purchase Price per Share set forth in the Notice of Grant of Restricted Stock (the “Purchase Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.

2.                                      Payment of Purchase Price.  Participant herewith delivers to the Company the aggregate Purchase Price for the Shares by cash or check, together with any and all withholding taxes due in connection with the purchase of the Shares.

3.                                      Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Restricted Stock Award is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Restricted Stock Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

4.                                      Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Restricted Stock Award or shares acquired pursuant to the Restricted Stock Award shall be bound by this Section 4.

5.                                      Non-Transferability of Restricted Stock.  This Restricted Stock Award may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.  The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

6.                                      Tax Consequences.  Participant has reviewed with Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of the transactions contemplated by this Agreement.  Participant understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse.  In this context, “restriction” includes the right of the Company to buy back the Shares pursuant to the Repurchase Option.  Participant understands that Participant may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within thirty (30) days from the date of purchase.  The form for making this election is attached as Exhibit B-3 hereto.

PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

7.                                      Tax Withholding. Pursuant to such procedures as the Administrator may specify from time to time, the Company shall withhold the minimum amount required to be withheld for the payment of income, employment and other taxes which the Company determines must be withheld (the “Withholding Taxes”) with respect to Shares released from the Company’s Repurchase Option by, in the Administrator’s discretion: (i) withholding otherwise deliverable Shares upon release from the Company’s Repurchase Option having a Fair Market Value equal the amount of such Withholding Taxes, (ii) withholding the amount of such Withholding Taxes from Participant’s paycheck(s), (iii) requiring Participant to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Withholding Taxes, or (iv) a combination of the foregoing.  The Company shall not retain fractional Shares to satisfy any portion of the Withholding Taxes.  Accordingly, if any withholding is done through the withholding of Shares, Participant shall pay to the Company an amount in cash sufficient to satisfy the remaining Withholding Taxes due and payable as a result of the Company not retaining fractional Shares.  Should the Company be unable to procure such cash amounts from Participant, Participant agrees and acknowledges that Participant is giving the Company permission to withhold from Participant’s paycheck(s) an amount equal to the remaining Withholding Taxes due and payable as a result of the Company not retaining fractional Shares.  Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of purchase.

8.                                      No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE RELEASE OF SHARES FROM THE REPURCHASE OPTION OF THE COMPANY PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

9.                                      Repurchase Option.

(a)                                 In the event Participant’s continuous status as a Service Provider terminates for any or no reason (including death or Disability), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company), have an irrevocable, exclusive option for a period of ninety (90) days from such date to repurchase up to that number of Shares which constitute the Unreleased Shares (as defined in Part I of this Agreement) at the Purchase Price per share (the “Repurchase Price”) (the “Repurchase Option”).

(b)                                 The Repurchase Option shall be exercised by the Company by delivering written notice to Participant or Participant’s executor (with a copy to the Escrow Holder (as defined in Section 11)) AND, at the Company’s option, (i) by delivering to Participant or Participant’s executor a check in the amount of the aggregate Repurchase Price, or (ii) by the Company canceling an amount of Participant’s indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate Repurchase Price.  Upon delivery of such notice and the payment of the aggregate Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Unreleased Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares being repurchased by the Company.

(c)                                  Whenever the Company shall have the right to repurchase the Unreleased Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company’s Repurchase Option to purchase all or a part of the Unreleased Shares.  If the Fair Market Value of the Unreleased Shares to be repurchased on the date of such designation or assignment (the “Repurchase FMV”) exceeds the aggregate Repurchase Price of the Unreleased Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of Unreleased Shares to be purchased.

(d)                                 If the Company or its assignee does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following Participant’s termination as a Service Provider, the Repurchase Option shall terminate.

10.                               Restriction on Transfer.  Except for the escrow described in Section 11 or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such

Shares from the Company’s Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.  Any distribution or delivery to be made to Participant under this Agreement shall, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, to the administrator or executor of Participant’s estate.  Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

11.                               Escrow of Shares.

(a)                                 To ensure the availability for delivery of Participant’s Unreleased Shares upon exercise of the Repurchase Option by the Company, Participant will, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the “Escrow Holder”) the share certificates representing the Unreleased Shares, together with the Assignment Separate from Certificate (the “Stock Assignment”) duly endorsed in blank, attached hereto as Exhibit B-1.  The Unreleased Shares and Stock Assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Participant attached as Exhibit B-2 hereto, until such time as the Company’s Repurchase Option expires.

(b)                                 The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow and while acting in good faith and in the exercise of its judgment.

(c)                                  If the Company or any assignee exercises its Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.  Participant hereby appoints the Escrow Holder with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such Unreleased Shares to the Company upon such termination.

(d)                                 When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from such Repurchase Option, upon Participant’s request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Company or Participant, as the case may be.

(e)                                  Subject to the terms hereof, Participant shall have all the rights of a shareholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon.

(f)                                   In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Common Stock, the Shares shall be increased, reduced or otherwise changed, and by virtue of any such change Participant shall in his or her capacity as owner of Unreleased Shares that have been awarded to him or her be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities shall thereupon be considered to be “Unreleased Shares” and shall be subject to all of the conditions and restrictions which were applicable to the Unreleased Shares pursuant to this Agreement.  If Participant receives rights or warrants with respect to any Unreleased Shares, such rights or warrants may be held or exercised by Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants shall be considered to be Unreleased Shares and shall be subject to all of the conditions and restrictions which were applicable to the Unreleased Shares pursuant to this Agreement.  The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.

12.                               Company’s Right of First Refusal.  Subject to Section 10, before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 12 (the “Right of First Refusal”).

(a)                                 Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)                                 Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)                                  Purchase Price.  The purchase price (“Right of First Refusal Price”) for the Shares purchased by the Company or its assignee(s) under this Section 12 shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(d)                                 Payment.  Payment of the Right of First Refusal Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)                                  Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 12, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 12 shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)                                   Exception for Certain Family Transfers.  Anything to the contrary contained in this Section 12 notwithstanding, the transfer of any or all of the Shares during Participant’s lifetime or on Participant’s death by will or intestacy to Participant’s immediate family or a trust for the benefit of

Participant’s immediate family shall be exempt from the provisions of this Section 12.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, including but not limited to this Section 12 and Section 9, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 12.

(g)                                  Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

13.                               Restrictive Legends and Stop-Transfer Orders.

(a)                                 Legends.  Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL, AND A REPURCHASE OPTION HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND REPURCHASE OPTION ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)                                 Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company  transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this

Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

14.                               Notices.  Any notice, demand or request required or permitted to be given by either the Company or Participant pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

Any notice to the Escrow Holder shall be sent to the Company’s address with a copy to the other party not sending the notice.

15.                               No Waiver.  Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement.  The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

16.                               Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.  The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

17.                               Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

18.                               Additional Documents.  Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

19.                               Governing Law; Severability.  This Agreement is governed by the internal substantive laws, but not the choice of law rules, of California.  In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect.

20.                               Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Agreement subject to all of the terms and provisions thereof.  Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	YUME, INC.

Signature	By

Print Name	Print Name

Title

Residence Address

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	YuMe, Inc.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)                                 Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c)                                  Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Award to Participant, the exercise shall be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)                                 Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

EXHIBIT B-1

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I,                                                     , hereby sell, assign and transfer unto YuMe, Inc.                            shares of the Common Stock of YuMe, Inc. standing in my name on the books of said corporation represented by Certificate No.            herewith and do hereby irrevocably constitute and appoint                                                      to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between YuMe, Inc. and the undersigned dated                             ,            (the “Agreement”).

Dated:	,	Signature:

INSTRUCTIONS: Please do not fill in any blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise its “repurchase option,” as set forth in the Agreement, without requiring additional signatures on the part of Participant.

EXHIBIT B-2

JOINT ESCROW INSTRUCTIONS

,

Corporate Secretary

YuMe, Inc.

1204 Middlefield Road
Redwood City, CA 94063

Dear Secretary:

As Escrow Agent for both YuMe, Inc. (the “Company”), and the undersigned purchaser of stock of the Company (the “Participant”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the “Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1.                                      In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s repurchase option set forth in the Agreement, the Company shall give to Participant and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company.  Participant and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.                                      At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the stock assignments, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s repurchase option.

3.                                      Participant irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement.  Participant does hereby irrevocably constitute and appoint you as Participant’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities.  Subject to the provisions of this paragraph 3, Participant shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4.                                      Upon written request of Participant, but no more than once per calendar year, unless the Company’s repurchase option has been exercised, you shall deliver to Participant a certificate or certificates representing so many shares of stock as are not then subject to the Company’s repurchase option.  Within one hundred and twenty (120) days after cessation of Participant’s continuous employment by or services to the Company, or any parent or subsidiary of the Company, you shall deliver to Participant a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s repurchase option.

5.                                      If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Participant, you shall deliver all of the same to Participant and shall be discharged of all further obligations hereunder.

6.                                      Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.                                      You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Participant while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.                                      You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.                                      You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.                               You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11.                               You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12.                               Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party.  In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13.                               If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14.                               It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15.                               Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or

2

certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten (10) days advance written notice to each of the other parties hereto.

16.                               By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17.                               This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18.                               These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of California

PARTICIPANT	YUME, INC.

Signature	By

Print Name	Print Name

Title

Residence Address

ESCROW AGENT

Corporate Secretary

Dated:

3

EXHIBIT B-3

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below.

1.                                      The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:	SPOUSE:

ADDRESS:

TAXPAYER IDENTIFICATION NO.:	TAXABLE YEAR:

2.                                      The property with respect to which the election is made is described as follows:                      shares (the “Shares”) of the Common Stock of YuMe, Inc. (the “Company”).

3.                                      The date on which the property was transferred is:                                       ,            .

4.                                      The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company.  These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.                                      The Fair Market Value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms shall never lapse, of such property is:  $                                  .

6.                                      The amount (if any) paid for such property is:  $                                  .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property.  The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	,
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:	,
Spouse of Taxpayer